Exhibit 10.31
Ableco Finance LLC
299 Park Avenue, 23rd Floor
New York, New York 10171
as of April 10, 2007
LOUD TECHNOLOGIES INC.
16220 Wood-Red Road NE
Woodinville, Washington 98072
Attention: Tim O’Neil, Chief Financial Officer
          Re: Post-Closing Matters
Ladies and Gentlemen:
     LOUD Technologies Inc., a Washington corporation (“Parent” or “US Borrower”), Grace Acquisitionco Limited, a company incorporated under the laws of England and Wales with registered number 06078534 (“UK Borrower”), and Ableco Finance LLC, a Delaware limited liability company (“Ableco”), as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent”) have entered into financing arrangements pursuant to which Administrative Agent and Lenders (as defined below) have made and may make loans and advances as set forth in that certain Financing Agreement, dated of even date herewith, by and among US Borrower and UK Borrower, each subsidiary of the Parent listed on the signature pages thereto (together with US Borrower UK Borrower, each a “Loan Party” and collectively the “Loan Parties”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Ableco, as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and Administrative Agent, (together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”). Initially capitalized terms used herein but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.
     The Loan Parties, Administrative Agent, Collateral Agent, and the Required Lenders hereby agree as follows:
          (a) Section 1.01 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:
               “Treaty” has the meaning specified therefor in the definition of Treaty State.
               “Treaty Lender” means a Lender (or Transferee) which (i) is treated as a resident of a Treaty State for the purposes of a Treaty, (ii) does not carry on business in the United Kingdom through a permanent establishment with which that Lender’s (or Transferee’s)

participation in the Loan is effectively connected and (iii) is entitled to receive interest free of United Kingdom withholding tax under the terms of a Treaty.
               “Treaty Representation” has the meaning specified therefor in Section 2.08(i).
               “Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the United Kingdom which makes provision for full exemption from United Kingdom tax on interest.
          (b) Section 2.05(c) of the Loan Agreement is hereby amended by inserting the following new subsection (x) immediately following Section 2.05(c)(ix):
               “(x) On or before the date that is one (1) day after the UK Term Loan B Effective Date, US Borrower (from the Cash and Cash Equivalents held by Martin on the UK Term Loan B Effective Date) shall prepay (to Administrative Agent’s Account) the Revolving Loans by an amount that is sufficient to reduce the outstanding principal balance of the Revolving Loans by $3,000,000.”
          (c) Section 2.05(d)(i) of the Loan Agreement is hereby amended by (i) deleting the word “and” immediately following the end of Section 2.05(d)(i)(A) and replacing it with a comma, (ii) deleting the period appearing at the end of Section 2.05(d)(i)(B) and replacing it with the following language “, and (C) subsection (c)(x) above shall be applied to the Revolving Loans.”
          (d) Section 5.3 of the Loan Agreement is hereby amended by inserting the following new subsection (c) immediately following Section 5.03(b):
               “(c) Outstanding Balance of Revolving Loans. The outstanding balance of all Revolving Loans as of the UK Term Loan B Effective Date, after giving effect to all Loans made or to be made on or before the UK Term Loan B Effective Date, shall not exceed $5,500,000 in the aggregate.”
          (e) Section 5.4 of the Loan Agreement is hereby amended by deleting the “and” at the end of Section 5.4(e), replacing the “.” at the end of Section 5.4(f) with a semicolon, and inserting the following new subsections (g) and (h) immediately following Section 5.04(f):
               “(g) On or before the date that is 45 days after the UK Term Loan B Effective Date, Collateral Agent shall have received each of the acknowledgments from the applicable financial institutions to the notices that are required by Section 6 of the UK Debentures, duly executed and delivered by each such financial institution; and
               (h) On or before the date that is 30 days after the Effective Date, Collateral Agent shall have received acknowledgements from the applicable insurance companies to the notices regarding insurance coverage that are required by Section 7 of the UK Debentures, duly executed and delivered by each such

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insurance company.”
          (f) The definition of “Security Interest” appearing in the Security Agreement is hereby amended and restated in its entirety as follows”
               ““Security Interest” means the UK Obligations Security Interest and/or the US Obligations Security Interest, as the context requires.”
          (g) Section 2(a) of the Security Agreement is hereby amended by (i) deleting the words “all or any portion of” appearing therein, and (ii) deleting the words “Lender Group’s” appearing in the last paragraph thereof and replacing it with the words “Collateral Agent’s”.
          (h) Section 2(b) of the Security Agreement is hereby amended by (i) deleting the words “all or any portion of” appearing therein, (ii) deleting the words “Lender Group’s” appearing in the last paragraph thereof and replacing it with the words “Collateral Agent’s” and (iii) deleting the word “if” appearing in clause (i) of the last paragraph thereof immediately before the first clause (A) thereof and replacing it with the words “to the extent”.
          (i) Section 3 of the Security Agreement is hereby amended and restated in its entirety as follows:
               “3. Security for Obligations. The UK Obligations Security Interest created hereby secures the payment and performance of all the UK Obligations (including such Grantor’s Obligations in respect of all or any portion of the UK Obligations pursuant to the Guaranty set forth in Section 11.01(a) of the Financing Agreement), whether now existing or arising hereafter. The US Obligations Security Interest created hereby secures the payment and performance of all the US Obligations (including such Grantor’s Obligations in respect of all or any portion of the US Obligations pursuant to the Guaranty set forth in Section 11.01(a) of the Financing Agreement), whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the Lender Group or any of them, but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor. It is hereby acknowledged and agreed that the US Obligations Security Interest shall have priority over the UK Obligations Security Interest for all purposes with respect to the Loan Documents.”
     This letter agreement supersedes all other prior discussions, understandings, commitments and contracts concerning the subject matter hereof, whether oral or written and constitutes the entire understanding of Loan Parties, Administrative Agent, Collateral Agent, and the Lenders with respect thereto. No provision of this letter agreement may be waived, amended or otherwise modified without the prior written consent of each party hereto.
     The validity, interpretation and enforcement of this letter agreement, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of laws or other rule that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
[Remainder of Page Intentionally Left Blank]

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This letter agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this letter agreement by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter agreement.

Very truly yours,

ABLECO FINANCE LLC,
as Administrative Agent, Collateral Agent, and on behalf of itself, and its affiliate assigns, as Lenders

By:	/s/ Dan Wolf
Title:	SVP
[SIGNATURE PAGE TO SIDE LETTER]

AGREED:

LOUD TECHNOLOGIES INC.,
as US Borrower

By:	/s/ Timothy P. O’Neil
Title:	CFO

GRACE ACQUISITIONCO LIMITED,
as UK Borrower

By:	/s/ Scott William Edwards
Title:	Secretary

LOUD TECHNOLOGIES EUROPE PLC,
as a Foreign Guarantor

By:	/s/ Jamie Engen
Title:	CEO

MACKIE DESIGNS INC.,
as a US Guarantor

By:	/s/ Timothy P. O’Neil
Title:	VP

SIA SOFTWARE COMPANY, INC.,
as a US Guarantor

By:	/s/ Timothy P. O’Neil
Title:	VP
[SIGNATURE PAGE TO SIDE LETTER]

SLM HOLDING CORP.,
as a US Guarantor

By:	/s/ Timothy P. O’Neil
Title:	VP

ST. LOUIS MUSIC, INC.,
as a US Guarantor

By:	/s/ Timothy P. O’Neil
Title:	VP
[SIGNATURE PAGE TO SIDE LETTER]